EXHIBIT 10.1

PARAMETRIC TECHNOLOGY CORPORATION

2000 EQUITY INCENTIVE PLAN

1.	Purpose.

The purpose of the Parametric Technology Corporation 2000 Equity Incentive Plan (the “Plan”) is to attract and retain directors and key employees and consultants of the Company and its Affiliates, to provide an incentive for them to achieve performance goals, and to enable them to participate in the growth of the Company by granting Awards with respect to the Company’s Common Stock. Certain capitalized terms used herein are defined in Section 9 below.

2.	Administration.

The Plan shall be administered by the Committee; provided, that the Board may in any instance perform any of the functions of the Committee hereunder. The Committee shall select the Participants to receive Awards and shall determine the terms and conditions of the Awards. The Committee shall have authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall from time to time consider advisable, and to interpret the provisions of the Plan. The Committee’s decisions shall be final and binding. To the extent permitted by applicable law, the Committee may delegate to one or more executive officers of the Company the power to make Awards to Participants who are not Reporting Persons or Covered Employees and all determinations under the Plan with respect thereto, provided that the Committee shall fix the maximum amount of such Awards for all such Participants and a maximum for any one Participant.

3.	Eligibility.

All directors and all employees and consultants of the Company or any Affiliate capable of contributing to the successful performance of the Company are eligible to be Participants in the Plan. Incentive Stock Options may be granted only to persons eligible to receive such Options under the Code.

4.	Stock Available for Awards.

(a) Amount. Subject to adjustment under subsection (b), Awards may be made under the Plan for up to 11,500,000 shares of Common Stock, provided that no more than 10% of the maximum number of shares authorized from time to time to be issued hereunder may be granted as Restricted Stock or unrestricted stock Awards for consideration less than 100% of the Fair Market Value of the Common Stock on the date of the respective grant. If any Award expires or is terminated unexercised or is forfeited or settled in a manner that results in fewer shares outstanding than were awarded, the shares subject to such Award, to the extent of such expiration, termination, forfeiture or decrease, shall again be available for award under the Plan. Common Stock issued through the assumption or substitution of outstanding grants from an acquired company shall not reduce the shares available for Awards under the Plan. Shares issued under the Plan may consist of authorized but unissued shares or treasury shares.

(b) Adjustment. In the event that the Committee determines that any stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares or other transaction affects the Common Stock such that an adjustment is required in order to preserve the benefits intended to be provided by the Plan, then the Committee (subject in the case of Incentive Stock Options to any limitation required under the Code) shall equitably adjust any or all of (i) the number and kind of shares in respect of which Awards may be made under the Plan, (ii) the number and kind of shares subject to outstanding Awards and (iii) the exercise price with respect to any of the foregoing, provided that the number of shares subject to any Award shall always be a whole number, and if considered appropriate, the Committee may make provision for a cash payment with respect to an outstanding Award.

(c) Limit on Individual Grants. The maximum number of shares of Common Stock subject to Options and Stock Appreciation Rights that may be granted to any Participant in the aggregate in any calendar year shall not exceed 2,000,000, and the maximum number of shares of Common Stock that may be granted as Restricted Stock or unrestricted stock Awards, with respect to which performance goals apply under Section 7 below, to any Participant in the aggregate in any calendar year shall not exceed 500,000, subject to adjustment under subsection (b).

5.	Stock Options.

(a) Grant of Options. Subject to the provisions of the Plan, the Committee may grant options (“Options”) to purchase shares of Common Stock (i) complying with the requirements of Section 422 of the Code or any successor provision and any regulations thereunder (“Incentive Stock Options”) and (ii) not intended to comply with such requirements (“Nonstatutory Stock Options”). The Committee shall determine the number of shares subject to each Option and the exercise price therefor, which shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant, provided that a Nonstatutory Stock Option granted to a new employee or consultant in connection with the hiring of such person may have a lower exercise price so long as it is not less than 100% of Fair Market Value on the date the person accepts the Company’s offer of employment or the date employment commences, whichever is lower. No Options may be granted hereunder more than ten years after the effective date of the Plan.

(b) Terms and Conditions. Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may specify in the applicable grant or thereafter. The Committee may impose such conditions with respect to the exercise of Options, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.

(c) Payment. No shares shall be delivered pursuant to any exercise of an Option until payment in full of the exercise price therefor is received by the Company. Such payment may be made in whole or in part in cash or, to the extent permitted by the Committee at or after the grant of the Option, by delivery of shares of Common Stock owned by the optionee valued at their Fair Market Value on the date of delivery, or such other lawful consideration, including a payment commitment of a financial or brokerage institution, as the Committee may determine.

6.	Stock Appreciation Rights.

(a) Grant of SARs. Subject to the provisions of the Plan, the Committee may grant rights to receive any excess in value of shares of Common Stock over the exercise price (“Stock Appreciation Rights” or “SARs”). The Committee shall determine at the time of grant or thereafter whether SARs are settled in cash, Common Stock or other securities of the Company, Awards or other property, and may define the manner of determining the excess in value of the shares of Common Stock.

(b) Exercise Price. The Committee shall fix the exercise price of each SAR or specify the manner in which the price shall be determined. An SAR may not have an exercise price less than 100% of the Fair Market Value of the Common Stock on the date of the grant, provided that such an SAR granted to a new employee or consultant in connection with the hiring of such person may have a lower exercise price so long as it is not less than 100% of Fair Market Value on the date the person accepts the Company’s offer of employment or the date employment commences, whichever is lower.

7.	Stock Awards.

(a) Grant of Restricted or Unrestricted Stock Awards. The Committee may grant shares of Common Stock subject to forfeiture (“Restricted Stock”) and determine the duration of the period (the “Restricted Period”) during which, and the conditions under which, the shares may be forfeited to the Company and the other terms and conditions of such Awards. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as permitted by the Committee, during the Restricted Period. Shares of Restricted Stock shall be evidenced in such manner as the Committee may determine. Any certificates issued in respect of shares of Restricted Stock shall be registered in the name of the Participant and unless otherwise determined by the Committee, deposited by the Participant, together with a stock power endorsed in blank, with the Company. At the expiration of the Restricted Period, the Company shall deliver such certificates to the Participant or if the Participant has died, to the Participant’s Designated Beneficiary. The Committee also may make Awards of shares of Common Stock that are not subject to restrictions or forfeiture, on such terms and conditions as the Committee may determine from time to time.

(b) Performance Goals. The Committee may establish performance goals for the granting of Restricted Stock or unrestricted stock Awards or the lapse of risk of forfeiture of Restricted Stock. Such performance goals may be based on earnings per share, revenues, sales or expense targets of the Company or any subsidiary, division or product line thereof, stock price, or such other business criteria as the Committee may determine. Shares of Restricted Stock or unrestricted stock may be issued for no cash consideration, such minimum consideration as may be required by applicable law or such other consideration as the Committee may determine.

8.	General Provisions Applicable to Awards.

(a) Documentation. Each Award under the Plan shall be evidenced by a writing delivered to the Participant or agreement executed by the Participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Committee considers necessary or advisable to achieve the purposes of the Plan or to comply with applicable tax and regulatory laws and accounting principles.

(b) Committee Discretion. Each type of Award may be made alone, in addition to or in relation to any other Award. The terms of each type of Award need not be identical, and the Committee need not treat Participants uniformly. Except as otherwise provided by the Plan or a particular Award, any determination with respect to an Award may be made by the Committee at the time of grant or at any time thereafter.

(c) Dividends and Cash Awards. In the discretion of the Committee, any Award under the Plan may provide the Participant with (i) dividends or dividend equivalents payable (in cash or in the form of Awards under the Plan) currently or deferred with or without interest and (ii) cash payments in lieu of or in addition to an Award.

(d) Termination of Service. The Committee shall determine the effect on an Award of the disability, death, retirement or other termination of service of a Participant and the extent to which, and the period during which, the Participant’s legal representative, guardian or Designated Beneficiary may receive payment of an Award or exercise rights thereunder.

(e) Change in Control. In order to preserve a Participant’s rights under an Award in the event of a change in control of the Company (as defined by the Committee), the Committee in its discretion may, at the time an Award is made or at any time thereafter, take one or more of the following actions: (i) provide for the acceleration of any time period relating to the exercise or payment of the Award, (ii) provide for payment to the Participant of cash or other property with a Fair Market Value equal to the amount that would have been received upon the exercise or payment of the Award had the Award been exercised or paid upon the change in control, (iii) adjust the terms of the Award in a manner determined by the Committee to reflect the change in control, (iv) cause the Award to be assumed, or new rights substituted therefor, by another entity, or (v) make such other provision as the Committee may consider equitable to Participants and in the best interests of the Company.

(f) Transferability. In the discretion of the Committee, any Award may be made transferable upon such terms and conditions and to such extent as the Committee determines, provided that Incentive Stock Options may be transferable only to the extent permitted by the Code. The Committee may in its discretion waive any restriction on transferability.

(g) Withholding Taxes. The Participant shall pay to the Company, or make provision satisfactory to the Committee for payment of, any taxes required by law to be withheld in respect of Awards under the Plan no later than the date of the event creating the tax liability. The Company and its Affiliates may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind due to the Participant hereunder or otherwise. In the Committee’s discretion, the minimum tax obligations required by law to be withheld in respect of Awards may be paid in whole or in part in shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value on the date of retention or delivery.

(h) Foreign Nationals. Awards may be made to Participants who are foreign nationals or employed outside the United States on such terms and conditions different from those specified in the Plan as the Committee considers necessary or advisable to achieve the purposes of the Plan or to comply with applicable laws.

(i) Amendment of Award. The Committee may amend, modify or terminate any outstanding Award, including substituting therefor another Award of the same or a different type, changing the date of exercise or realization and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant’s consent to such action shall be required (a) if such action would terminate, or reduce the number of shares issuable under, an Option, unless any time period relating to the exercise of such Option or the eliminated portion, as the case may be, is accelerated before such termination or reduction, in which case the Committee may provide for the Participant to receive cash or other property equal to the net value that would be received upon exercise of the terminated Option or the eliminated portion, as the case may be, and (b) in any other case, unless the Committee determines that the action, taking into account any related action, would not materially and adversely affect the Participant. The Committee shall not, without further approval of the stockholders of the Company, authorize the amendment of any outstanding Option to reduce the exercise price. Furthermore, no Option shall be canceled and replaced with Options having a lower exercise price without approval of the stockholders of the Company.

9. Certain Definitions.

“Affiliate” means any business entity in which the Company owns directly or indirectly 50% or more of the total voting power or has a significant financial interest as determined by the Committee.

“Award” means any Option, Stock Appreciation Right or Restricted Stock granted under the Plan.

“Board” means the Board of Directors of the Company.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor law.

“Committee” means one or more committees each comprised of not less than two members of the Board appointed by the Board to administer the Plan or a specified portion thereof. Unless otherwise determined by the Board, if a Committee is authorized to grant Awards to a Reporting Person or a Covered Employee, each member shall be a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act or an “outside director” within the meaning of Section 162(m) of the Code, respectively.

“Common Stock” or “Stock” means the Common Stock, $.01 par value, of the Company.

“Company” means Parametric Technology Corporation, a Massachusetts corporation.

“Covered Employee” means a “covered employee” within the meaning of Section 162(m) of the Code.

“Designated Beneficiary” means the beneficiary designated by a Participant, in a manner determined by the Committee, to receive amounts due or exercise rights of the Participant in the event of the Participant’s death. In the absence of an effective designation by a Participant, “Designated Beneficiary” means the Participant’s estate.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor law.

“Fair Market Value” means, with respect to Common Stock or any other property, the fair market value of such property as determined by the Committee in good faith or in the manner established by the Committee from time to time.

“Participant” means a person selected by the Committee to receive an Award under the Plan.

“Reporting Person” means a person subject to Section 16 of the Exchange Act.

10. Miscellaneous.

(a) No Right To Employment. No person shall have any claim or right to be granted an Award. Each employee of the Company or any of its Affiliates is an employee-at-will (that is to say that either the Participant or the Company or any Affiliate may terminate the employment relationship at any time for any reason or no reason at all) unless and only to the extent provided in a written employment agreement for a specified term executed by the chief executive officer of the Company or his duly authorized designee or the authorized signatory of any Affiliate. Neither the adoption, maintenance, nor operation of the Plan nor any Award hereunder shall confer upon any employee or consultant of the Company or of any Affiliate any right with respect to the continuance of his/her employment by or other service with the Company or any such Affiliate nor shall they interfere with the rights of the Company (or Affiliate) to terminate any employee at any time or otherwise change the terms of employment, including, without limitation, the right to promote, demote or otherwise re-assign any employee from one position to another within the Company or any Affiliate.

(b) No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be issued under the Plan until he or she becomes the holder thereof. A Participant to whom Common Stock is awarded shall be considered the holder of the Stock at the time of the Award except as otherwise provided in the applicable Award.

(c) Effective Date. The Plan shall be effective on the date it is approved by the stockholders.

(d) Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, subject to such stockholder approval as the Board determines to be necessary or advisable to comply with any tax or regulatory requirement.

(e) Governing Law. The provisions of the Plan shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts.

As amended through July 29, 2004

FORMS OF APPROVED AWARD CERTIFICATES

FORM OF INCENTIVE STOCK OPTION CERTIFICATE

No.	Shares

PARAMETRIC TECHNOLOGY CORPORATION

2000 Equity Incentive Plan

Incentive Stock Option Certificate

Parametric Technology Corporation (the “Company”), a Massachusetts corporation, hereby grants to the person named below an option to purchase shares of Common Stock, $0.01 par value, of the Company (the “Option”) under and subject to the Company’s 2000 Equity Incentive Plan (the “Plan”) exercisable on the terms and conditions set forth below and those attached hereto and in the Plan:

Name of Optionholder:	_______________________________
Address:	_______________________________
_______________________________

Social Security No.	_______________________________

Number of Shares:	________________
Option Price:	________________
Date of Grant:	________________

Exercisability Schedule: On or after	, 20 , as to shares,
on or after	, 20 , as to additional shares,
on or after	, 20 , as to additional shares, and
on or after	, 20 , as to additional shares.

Expiration Date:	________________

This Option is intended to be treated as an Incentive Stock Option under section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

By acceptance of this Option, the Optionholder agrees to the terms and conditions set forth above and those attached hereto and in the Plan.

OPTIONHOLDER	PARAMETRIC TECHNOLOGY CORPORATION

By:	By:
Name:
Title:

PARAMETRIC TECHNOLOGY CORPORATION 2000 EQUITY INCENTIVE PLAN

Incentive Stock Option Terms And Conditions

1. Plan Incorporated by Reference. This Option is issued pursuant to the terms of the Plan and may be amended as provided in the Plan. Capitalized terms used and not otherwise defined in this certificate have the meanings given to them in the Plan. This certificate does not set forth all of the terms and conditions of the Plan, which are incorporated herein by reference. The Committee administers the Plan and its determinations regarding the operation of the Plan are final and binding. Copies of the Plan may be obtained upon written request without charge from the Legal Department of the Company.

2. Option Price. The price to be paid for each share of Common Stock issued upon exercise of the whole or any part of this Option is the Option Price set forth on the face of this certificate.

3. Exercisability Schedule. This Option may be exercised at any time and from time to time for the number of shares and in accordance with the exercisability schedule set forth on the face of this certificate, but only for the purchase of whole shares. This Option may not be exercised as to any shares after the Expiration Date. This Option may be terminated by the Company before the Expiration Date as permitted by the Plan.

4. Method of Exercise. To exercise this Option, the Optionholder shall deliver written notice of exercise to the Company specifying the number of shares with respect to which the Option is being exercised accompanied by payment of the Option Price for such shares in cash, by certified check or in such other form, including, to the extent then permitted by the Committee, shares of Common Stock of the Company valued at their Fair Market Value on the date of delivery or a payment commitment of a financial or brokerage institution, as the Committee may approve. Promptly following such notice, the Company will deliver to the Optionholder a certificate representing the number of shares with respect to which the Option is being exercised.

5. No Right To Employment. No person shall have any claim or right to be granted an Option. Each employee of the Company or any of its Affiliates is an employee-at-will (that is to say that either the Participant or the Company or any Affiliate may terminate the employment relationship at any time for any reason or no reason at all) unless, and only to the extent, provided in a written employment agreement for a specified term executed by the chief executive officer of the Company or his duly authorized designee or the authorized signatory of any Affiliate. Neither the adoption, maintenance, nor operation of the Plan nor any Option hereunder shall confer upon any employee of the Company or of any Affiliate any right with respect to the continuance of his/her employment by the Company or any such Affiliate nor shall they interfere with the right of the Company (or Affiliate) to terminate any employee at any time or otherwise change the terms of employment, including, without limitation, the right to promote, demote or otherwise re-assign any employee from one position to another within the Company or any Affiliate.

6. Effect of Grant. Optionholder shall not earn any Options granted hereunder until such time as all the conditions set forth herein and in the Plan which are required to be met in order to exercise the Option have been fully satisfied.

7. Change of Control. In order to preserve the Optionholder’s rights under the Option in the event of a change in control of the Company (as defined by the Committee), the Committee in its discretion may at any time take one or more of the following actions: (i) provide for the acceleration of any time period relating to the exercise of the Option, (ii) provide for payment to the Optionholder of cash or other property with a Fair Market Value equal to the amount that would have been received upon the exercise or payment of the Option had the Option been exercised or paid upon the change in control, (iii) adjust the terms of the Option in a manner determined by the Committee to reflect the change in control, (iv) cause the Option to be assumed, or new rights substituted therefor, by another entity, or (v) make such other provision as the Committee may consider equitable to Optionholder and in the best interests of the Company.

8. Option Not Transferable. This Option is not transferable by the Optionholder other than by will or the laws of descent and distribution, and is exercisable, during the Optionholder’s lifetime, only by the Optionholder. The naming of a Designated Beneficiary does not constitute a transfer.

9. Termination of Employment or Engagement. If the Optionholder’s status as an employee or consultant of (a) the Company, (b) an Affiliate, or (c) a corporation (or parent or subsidiary corporation of such corporation) issuing or assuming a stock option in a transaction to which section 424(a) of the Code applies, is terminated for any reason (voluntary or involuntary), (i) this Option shall not thereafter become exercisable as to any additional shares and (ii) if the period of exercisability for this Option following such termination has not been specified by the Board, the vested portion of this Option shall remain exercisable (to the extent not previously exercised) for ninety (90) calendar days after the day on which the Participant’s employment or engagement is terminated, whereupon this Option shall terminate; except that -

(a) If the Participant is on military, sick leave or other leave of absence approved by the Company, his or her employment or engagement with the Company will be treated as continuing intact if the period of such leave does not exceed ninety (90) days, or, if longer, so long as the Participant’s right to reemployment or the survival of his or her service arrangement with the Company is guaranteed either by statute or by contract; otherwise, the Participant’s employment or engagement will be deemed to have terminated on the 91st day of such leave.

(b) If the Participant’s employment is terminated by reason of his or her retirement from the Company at normal retirement age, each Option then held by the Participant, to the extent exercisable at retirement, may be exercised by the Participant at any time within three (3) months after such retirement unless terminated earlier by its terms.

(c) If the Participant’s employment or engagement is terminated by reason of his or her death, each Option then held by the Participant, to the extent exercisable at the date of death, may be exercised at any time within one year after that date (unless terminated earlier by its terms) by the person(s) to whom the Participant’s option rights pass by will or by the applicable laws of descent and distribution.

(d) If the Participant’s employment or engagement is terminated by reason of his or her becoming permanently and totally disabled, each Option then held by the Participant, to the extent exercisable upon the occurrence of permanent and total disability, may be exercised by the Participant at any time within one (1) year after such occurrence unless terminated earlier by its terms. For purposes hereof, an individual shall be deemed to be “permanently and totally disabled” if he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. Any determination of permanent and total disability shall be made in good faith by the Company on the basis of a report signed by a qualified physician.

10. Compliance with Securities Laws. It shall be a condition to the Optionholder’s right to purchase shares of Common Stock hereunder that the Company may, in its discretion, require (a) that the shares of Common Stock reserved for issuance upon the exercise of this Option shall have been duly listed, upon official notice of issuance, upon any national securities exchange or automated quotation system on which the Company’s Common Stock may then be listed or quoted, (b) that either (i) a registration statement under the Securities Act of 1933 with respect to the shares shall be in effect, or (ii) in the opinion of counsel for the Company, the proposed purchase shall be exempt from registration under that Act and the Optionholder shall have made such undertakings and agreements with the Company as the Company may reasonably require, and (c) that such other steps, if any, as counsel for the Company shall consider necessary to comply with any law applicable to the issue of such shares by the Company shall have been taken by the Company or the Optionholder, or both. The certificates representing the shares purchased under this Option may contain such legends as counsel for the Company shall consider necessary to comply with any applicable law.

11. Payment of Taxes. The Optionholder shall pay to the Company, or make provision satisfactory to the Committee for payment of, any taxes required by law to be withheld with respect to the exercise of the Option no later than the date of the event creating the tax liability. The Company and its Affiliates may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind due to the Optionholder. In the Committee’s discretion, the minimum tax obligations required by law to be withheld with respect to the exercise of the Option may be paid in whole or in part in shares of Common Stock, including shares retained from the exercise of the Option, valued at their Fair Market Value on the date of retention.

12. Notice of Sale of Shares Required. The Optionholder agrees to notify the Company in writing within 30 days of the disposition of any shares purchased upon exercise of this Option if such disposition occurs within two years of the date of the grant of this Option or within one year after such purchase.

Adopted: February 10, 2000

FORM OF NONSTATUTORY STOCK OPTION CERTIFICATE

No.	Shares

PARAMETRIC TECHNOLOGY CORPORATION

2000 Equity Incentive Plan

Nonstatutory Stock Option Certificate

Parametric Technology Corporation (the “Company”), a Massachusetts corporation, hereby grants to the person named below an option to purchase shares of Common Stock, $0.01 par value, of the Company (the “Option”) under and subject to the Company’s 2000 Equity Incentive Plan (the “Plan”) exercisable on the terms and conditions set forth below and those attached hereto and in the Plan:

Name of Optionholder:	_______________________________
Address:	_______________________________
_______________________________

Social Security No.	_______________________________

Number of Shares:	________________
Option Price:	________________
Date of Grant:	________________

Exercisability Schedule: On or after	, 20 , as to shares,
on or after	, 20 , as to additional shares,
on or after	, 20 , as to additional shares, and
on or after	, 20 , as to additional shares.

Expiration Date:	________________

This Option shall not be treated as an Incentive Stock Option under section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

By acceptance of this Option, the Optionholder agrees to the terms and conditions set forth above and those attached hereto and in the Plan.

OPTIONHOLDER	PARAMETRIC TECHNOLOGY CORPORATION

By:	By:
Name:
Title:

PARAMETRIC TECHNOLOGY CORPORATION 2000 EQUITY INCENTIVE PLAN

Nonstatutory Stock Option Terms And Conditions

1. Plan Incorporated by Reference. This Option is issued pursuant to the terms of the Plan and may be amended as provided in the Plan. Capitalized terms used and not otherwise defined in this certificate have the meanings given to them in the Plan. This certificate does not set forth all of the terms and conditions of the Plan, which are incorporated herein by reference. The Committee administers the Plan and its determinations regarding the operation of the Plan are final and binding. Copies of the Plan may be obtained upon written request without charge from the Legal Department of the Company.

2. Option Price. The price to be paid for each share of Common Stock issued upon exercise of the whole or any part of this Option is the Option Price set forth on the face of this certificate.

3. Exercisability Schedule. This Option may be exercised at any time and from time to time for the number of shares and in accordance with the exercisability schedule set forth on the face of this certificate, but only for the purchase of whole shares. This Option may not be exercised as to any shares after the Expiration Date. This Option may be terminated by the Company before the Expiration Date as permitted by the Plan.

4. Method of Exercise. To exercise this Option, the Optionholder shall deliver written notice of exercise to the Company specifying the number of shares with respect to which the Option is being exercised accompanied by payment of the Option Price for such shares in cash, by certified check or in such other form, including, to the extent then permitted by the Committee, shares of Common Stock of the Company valued at their Fair Market Value on the date of delivery or a payment commitment of a financial or brokerage institution, as the Committee may approve. Promptly following such notice, the Company will deliver to the Optionholder a certificate representing the number of shares with respect to which the Option is being exercised.

5. No Right To Employment. No person shall have any claim or right to be granted an Option. Each employee of the Company or any of its Affiliates is an employee-at-will (that is to say that either the Participant or the Company or any Affiliate may terminate the employment relationship at any time for any reason or no reason at all) unless, and only to the extent, provided in a written employment agreement for a specified term executed by the chief executive officer of the Company or his duly authorized designee or the authorized signatory of any Affiliate. Neither the adoption, maintenance, nor operation of the Plan nor any Option hereunder shall confer upon any employee of the Company or of any Affiliate any right with respect to the continuance of his/her employment by the Company or any such Affiliate nor shall they interfere with the right of the Company (or Affiliate) to terminate any employee at any time or otherwise change the terms of employment, including, without limitation, the right to promote, demote or otherwise re-assign any employee from one position to another within the Company or any Affiliate.

6. Effect of Grant. Optionholder shall not earn any Options granted hereunder until such time as all the conditions set forth herein and in the Plan which are required to be met in order to exercise the Option have been fully satisfied.

7. Change of Control. In order to preserve the Optionholder’s rights under the Option in the event of a change in control of the Company (as defined by the Committee), the Committee in its discretion may at any time take one or more of the following actions: (i) provide for the acceleration of any time period relating to the exercise of the Option, (ii) provide for payment to the Optionholder of cash or other property with a Fair Market Value equal to the amount that would have been received upon the exercise or payment of the Option had the Option been exercised or paid upon the change in control, (iii) adjust the terms of the Option in a manner determined by the Committee to reflect the change in control, (iv) cause the Option to be assumed, or new rights substituted therefor, by another entity, or (v) make such other provision as the Committee may consider equitable to Optionholder and in the best interests of the Company.

8. Option Not Transferable. This Option is not transferable by the Optionholder other than by will or the laws of descent and distribution, and is exercisable, during the Optionholder’s lifetime, only by the Optionholder. The naming of a Designated Beneficiary does not constitute a transfer.

9. Termination of Employment or Engagement. If the Optionholder’s status as an employee or consultant of (a) the Company, (b) an Affiliate, or (c) a corporation (or parent or subsidiary corporation of such corporation) issuing or assuming a stock option in a transaction to which section 424(a) of the Code applies, is terminated for any reason (voluntary or involuntary), (i) this Option shall not thereafter become exercisable as to any additional shares and (ii) if the period of exercisability for this Option following such termination has not been specified by the Board, the vested portion of this Option shall remain exercisable (to the extent not previously exercised) for ninety (90) calendar days after the day on which the Participant’s employment or engagement is terminated, whereupon this Option shall terminate; except that

(a) If the Participant is on military, sick leave or other leave of absence approved by the Company, his or her employment or engagement with the Company will be treated as continuing intact if the period of such leave does not exceed ninety (90) days, or, if longer, so long as the Participant’s right to reemployment or the survival of his or her service arrangement with the Company is guaranteed either by statute or by contract; otherwise, the Participant’s employment or engagement will be deemed to have terminated on the 91st day of such leave.

(b) If the Participant’s employment is terminated by reason of his or her retirement from the Company at normal retirement age, each Option then held by the Participant, to the extent exercisable at retirement, may be exercised by the Participant at any time within three (3) months after such retirement unless terminated earlier by its terms.

(c) If the Participant’s employment or engagement is terminated by reason of his or her death, each Option then held by the Participant, to the extent exercisable at the date of death, may be exercised at any time within one year after that date (unless terminated earlier by its terms) by the person(s) to whom the Participant’s option rights pass by will or by the applicable laws of descent and distribution.

(d) If the Participant’s employment or engagement is terminated by reason of his or her becoming permanently and totally disabled, each Option then held by the Participant, to the extent exercisable upon the occurrence of permanent and total disability, may be exercised by the Participant at any time within one (1) year after such occurrence unless terminated earlier by its terms. For purposes hereof, an individual shall be deemed to be “permanently and totally disabled” if he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. Any determination of permanent and total disability shall be made in good faith by the Company on the basis of a report signed by a qualified physician.

10. Compliance with Securities Laws. It shall be a condition to the Optionholder’s right to purchase shares of Common Stock hereunder that the Company may, in its discretion, require (a) that the shares of Common Stock reserved for issuance upon the exercise of this Option shall have been duly listed, upon official notice of issuance, upon any national securities exchange or automated quotation system on which the Company’s Common Stock may then be listed or quoted, (b) that either (i) a registration statement under the Securities Act of 1933 with respect to the shares shall be in effect, or (ii) in the opinion of counsel for the Company, the proposed purchase shall be exempt from registration under that Act and the Optionholder shall have made such undertakings and agreements with the Company as the Company may reasonably require, and (c) that such other steps, if any, as counsel for the Company shall consider necessary to comply with any law applicable to the issue of such shares by the Company shall have been taken by the Company or the Optionholder, or both. The certificates representing the shares purchased under this Option may contain such legends as counsel for the Company shall consider necessary to comply with any applicable law.

11. Payment of Taxes. The Optionholder shall pay to the Company, or make provision satisfactory to the Committee for payment of, any taxes required by law to be withheld with respect to the exercise of the Option no later than the date of the event creating the tax liability. The Company and its Affiliates may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind due to the Optionholder. In the Committee’s discretion, the minimum tax obligations required by law to be withheld with respect to the exercise of the Option may be paid in whole or in part in shares of Common Stock, including shares retained from the exercise of the Option, valued at their Fair Market Value on the date of retention.

Adopted: February 10, 2000

FORM OF RESTRICTED STOCK AGREEMENT

PARAMETRIC TECHNOLOGY CORPORATION

2000 Equity Incentive Plan

Restricted Stock Agreement

Grantee:                                                                                                                                                    Date:

Number of Shares of Restricted Stock:

Vesting Criteria: As to      % of such shares on [insert relevant milestone, e.g., date, performance goal, etc.],

as to          % on                     , 20  ,

as to          % on                     , 20  , and

as to          % on                     , 20  .

AGREEMENT dated as of the date set forth above between Parametric Technology Corporation, a Massachusetts corporation (the “Company”), and the undersigned (the “Grantee”), pursuant to the Company’s 2000 Equity Incentive Plan (the “Plan”), receipt of a copy of which is hereby acknowledged by the Grantee. Capitalized terms used and not otherwise defined in this Agreement have the meanings given to them in the Plan.

WHEREAS the Grantee is an employee or consultant of the Company or one of its Affiliates, and the Company desires to reward such individual for his or her services rendered to the Company or such Affiliate by affording him or her the opportunity to acquire, or increase, his or her stock ownership in the Company.

NOW, THEREFORE, in consideration of the premises the parties hereto mutually covenant and agree as follows:

1.	Grant of Restricted Stock. Pursuant to the Plan and subject to the restrictions and the terms and conditions set forth therein, which terms and conditions are incorporated herein by reference, and in this Agreement, the Company grants to the Grantee and the Grantee accepts the number of shares of Common Stock, $0.01 par value, of the Company set forth above (the “Restricted Stock”). The term “Restricted Stock” shall include any additional shares of stock of the Company issued on account of the foregoing shares by reason of stock dividends, stock splits or recapitalizations (whether by way of mergers, consolidations, combinations or exchanges of shares or the like).

2.	Restrictions on Stock.

(a)	Until the termination of restrictions as provided in Section 3 hereof, the Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered except as provided in this Agreement.

(b)	No rights or interests of the Grantee under this Agreement or under the Plan may be assigned, encumbered or transferred except by will or the laws of descent and distribution.

(c)	If the Grantee ceases to be an employee of the Company or an Affiliate for any reason, including disability, death and retirement, all shares of Restricted Stock that remain subject to the restrictions imposed under this Section 2 shall, except as otherwise provided in Section 3 hereof, upon such termination of employment be forfeited and returned to the Company unless the Board or the Committee in its discretion shall otherwise determine. Notwithstanding the foregoing, if the Grantee is on military, sick leave or other leave of absence approved by the Company, his or her employment or engagement with the Company (or its Affiliate) will be treated as continuing intact if the period of such leave does not exceed ninety (90) days, or, if longer, so long as the Grantee’s right to reemployment or the survival of his or her service arrangement with the Company (or its Affiliate) is guaranteed either by statute or by contract; otherwise, the Grantee’s employment or engagement will be deemed to have terminated on the 91st day of such leave.

3.	Termination of Restrictions. The shares of Restricted Stock shall be divided into the number of separate parts set forth above under “Vesting Criteria,” and the restrictions set forth in Section 2 hereof shall terminate in accordance with such Vesting Criteria (with any fractional share resulting being added to the next part), so that the restrictions on all such shares shall have terminated when all Vesting Criteria have been met, if at all. The achievement of any of the Vesting Criteria (other than the passage of time) shall be determined by the Committee in its sole discretion.

4.	Rights as Stockholder. Except for the restrictions and other limitations and conditions provided in this Agreement, the Grantee as owner of the Restricted Stock shall have all the rights of a stockholder, including but not limited to the right to receive all dividends paid on such Restricted Stock and the right to vote such Restricted Stock.

5.	Stock Certificates. Each certificate issued for shares of Restricted Stock shall be registered in the name of the Grantee and deposited by the Grantee, together with a stock power endorsed in blank, with the Company and shall bear the following (or a similar) legend:

“The transferability of this certificate and the shares of stock represented hereby are subject to the terms, conditions and restrictions (including forfeiture) contained in a Plan and an Agreement between the registered owner and Parametric Technology Corporation. A copy of such Plan and Agreement will be furnished to the holder of this certificate upon written request and without charge.”

Upon the termination of the restrictions imposed under this Agreement as to any shares of Restricted Stock, the Company shall return to the Grantee (or to such Grantee’s legal representative, beneficiary or heir) certificates, without a legend, for the shares of Common Stock deposited with it pursuant to this Section 5 as to which the restrictions have been terminated.

6.	Tax Withholding. The Grantee shall pay to the Company, or make provision satisfactory to the Committee for payment of, any taxes required by law to be withheld with respect to the Restricted Stock no later than the date of the event creating the tax liability. The Company and its Affiliates may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind due to the Grantee. In the Committee’s discretion, the minimum tax obligations required by law to be withheld with respect to the Restricted Stock may be paid in whole or in part in shares of Common Stock valued at their Fair Market Value on the date of delivery.

7.	Securities and Other Laws. It shall be a condition to the Grantee’s right to receive the shares of Restricted Stock hereunder that the Company may, in its discretion, require (a) that the shares of Restricted Stock shall have been duly listed, upon official notice of issuance, upon any national securities exchange or automated quotation system on which the Company’s Common Stock may then be listed or quoted, (b) that either (i) a registration statement under the Securities Act of 1933, as amended (the “Act”), with respect to the shares shall be in effect, or (ii) in the opinion of counsel for the Company, the proposed issuance and delivery of the shares to the Grantee shall be exempt from registration under the Act and the Grantee shall have made such undertakings and agreements with the Company as the Company may reasonably require, and (c) that such other steps, if any, as counsel for the Company shall consider necessary to comply with any law applicable to the issue of such shares by the Company shall have been taken by the Company or the Grantee, or both. The certificates representing the shares of Restricted Stock may contain such legends as counsel for the Company shall consider necessary to comply with any applicable law.

8.	Adjustment in Provisions. In the event that there are any changes in the outstanding Common Stock of the Company by reason of stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares or other such transaction affecting the Company’s Common Stock, the divisions of shares of Restricted Stock into parts, the provisions for termination of restrictions on parts of Restricted Stock, and any other relevant portions of this Agreement shall be appropriately adjusted by the Committee, if necessary, to reflect equitably such change or changes.

9.	Change in Control. In order to preserve Grantee’s rights under this Agreement in the event of a change in control of the Company (as defined by the Committee), the Committee in its discretion may at any time take one or more of the following actions: (i) provide for the acceleration of any time period relating to the termination of restrictions set forth in Section 2 hereof, (ii) provide for payment to Grantee of cash or other property with a Fair Market Value equal to the amount that would have been received upon the termination of restrictions set forth in Section 2 hereof had such restrictions terminated upon the change in control, provided such amount would not otherwise have been received by Grantee because of the restrictions set forth in Section 2, (iii) adjust the terms of this Agreement in a manner determined by the Committee to reflect the change in control, (iv) cause the Agreement to be assumed, or new rights substituted therefor, by another entity, or (v) make such other provision as the Committee may consider equitable to Grantee and in the best interests of the Company.

10.	Notice of Election Under Section 83(b). If the Grantee makes an election under Section 83(b) of the Internal Revenue Code of 1986, as amended, and the regulations and rulings promulgated thereunder, he or she will provide a copy thereof to the Company within thirty days of the filing of such election with the Internal Revenue Service.

11.	Amendments. The Committee may amend, modify or terminate this Agreement, including substituting therefor another Award of the same or a different type, provided that Grantee’s consent to such action shall be required, unless the Committee determines that the action, taking into account any related action, would not materially and adversely affect Grantee.

12.	Employment. Each employee of the Company or any of its Affiliates is an employee-at-will (that is to say that either the Grantee or the Company or any Affiliate may terminate the employment relationship at any time for any reason or no reason at all) unless, and only to the extent, provided in a written employment agreement for a specified term executed by the chief executive officer of the Company or his duly authorized designee or the authorized signatory of any Affiliate. Neither the adoption, maintenance, nor operation of the Plan nor this Agreement shall confer upon the Grantee any right with respect to the continuance of his/her employment by the Company or any such Affiliate nor shall they interfere with the right of the Company (or Affiliate) to terminate Grantee at any time or otherwise change the terms of employment, including, without limitation, the right to promote, demote or otherwise re-assign Grantee from one position to another within the Company or any Affiliate, as freeley as if this Agreement had not been entered into.

13.	Decisions by Committee. Any dispute or disagreement that shall arise under, or as a result of, or pursuant to this Agreement shall be resolved by the Committee in its absolute and sole discretion, and any such resolution or any other determination by the Committee under, or pursuant to, this Agreement and any interpretation by the Committee of the terms of this Agreement or the Plan shall be final, binding, and conclusive on all persons affected thereby.

14.	Notices. Any notice that either party hereto shall be required or permitted to give to the other shall be in writing and may be delivered personally, by facsimile or by mail, postage prepaid, addressed as follows: to the Company at 128 Technology Drive, Waltham, Massachusetts 02453: Attention Chief Financial Officer (copy to General Counsel, Legal Department), or at such other address as the Company by notice to the Grantee may designate in writing from time to time, and to the Grantee at his or her address as shown below or at such other address as the Grantee, by notice to the Corporate Counsel of the Company, may designate in writing from time to time.

15.	Copies of the Plan. Copies of the Plan may be obtained by Grantee upon written request without charge from the Corporate Counsel of the Company.

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Grantee has hereunto set his or her hand, all as of the day and year first above written.

PARAMETRIC TECHNOLOGY CORPORATION

By
Name:
Title:

GRANTEE

Name:
Address:

FORM OF STOCK APPRECIATION RIGHT CERTIFICATE

No.	Shares

PARAMETRIC TECHNOLOGY CORPORATION

2000 Equity Incentive Plan

Stock Appreciation Right Certificate

Parametric Technology Corporation (the “Company”), a Massachusetts corporation, hereby grants to the person named below a stock appreciation right (“SAR”) under and subject to the Company’s 2000 Equity Incentive Plan (the “Plan”) on the following terms and conditions set forth below and those attached hereto and in the Plan:

Name of Grantee:	_______________________________
Address:	_______________________________
_______________________________

Social Security No.	_______________________________

Number of Shares:	_______________________________

Date of Grant:	_______________________________

Exercise Price:	_______________________________

Vesting Schedule:	Upon [insert milestone, e.g., date, performance goal, etc.]	, as to %,
	upon	, as to %,
	upon	, as to %, and
	upon	, as to %.

Expiration Date:	_______________________________

By acceptance of this SAR, the Grantee agrees to the terms and conditions set forth above and those attached hereto and in the Plan.

GRANTEE	PARAMETRIC TECHNOLOGY CORPORATION

By:	By:
Name:
Title:

PARAMETRIC TECHNOLOGY CORPORATION 2000 EQUITY INCENTIVE PLAN

Stock Appreciation Right Terms And Conditions

1. Plan Incorporated by Reference. The SAR is granted pursuant to the terms of the Plan and may be amended as provided in the Plan. Capitalized terms used and not otherwise defined in this certificate have the meanings given to them in the Plan. This certificate does not set forth all of the terms and conditions of the Plan, which are incorporated herein by reference. The Committee administers the Plan and its determinations regarding the operation of the Plan are final and binding. Copies of the Plan may be obtained upon written request without charge from the Legal Department of the Company.

2. Exercisability Schedule. This SAR may be exercised at any time and from time to time with respect to the number of shares and in accordance with the exercisability schedule set forth on the face of this certificate. This SAR may not be exercised as to any shares after the Expiration Date.

3. Method of Exercise. The Grantee may exercise this SAR by delivering written notice of exercise to the Company specifying the number of shares with respect to which the SAR is being exercised. Promptly following such notice, the Company will pay to the Grantee an amount which is equal to the excess of the Fair Market Value of a share of Common Stock on the date of exercise over the Exercise Price. Such amount may be paid to the Grantee in cash, Common Stock or other securities of the Company, Awards or other property, at the election of the Company.

4. No Right To Employment. No person shall have any claim or right to be granted an SAR. Each employee of the Company or any of its Affiliates is an employee-at-will (that is to say that either the Grantee or the Company or any Affiliate may terminate the employment relationship at any time for any reason or no reason at all) unless, and only to the extent, provided in a written employment agreement for a specified term executed by the chief executive officer of the Company or his duly authorized designee or the authorized signatory of any Affiliate. Neither the adoption, maintenance, nor operation of the Plan nor any SAR hereunder shall confer upon any employee of the Company or of any Affiliate any right with respect to the continuance of his/her employment by the Company or any such Affiliate nor shall they interfere with the right of the Company (or Affiliate) to terminate any employee at any time or otherwise change the terms of employment, including, without limitation, the right to promote, demote or otherwise re-assign any employee from one position to another within the Company or any Affiliate.

5. Effect of Grant. Participant shall not have the right to exercise this SAR with respect to any shares of Common Stock until such time as all the conditions set forth herein and in the Plan which are required to be met in order to exercise the SAR have been fully satisfied.

6. Change of Control. In order to preserve the Grantee’s rights under this SAR in the event of a change in control of the Company (as defined by the Committee), the Committee in its discretion may at any time take one or more of the following actions: (i) provide for the acceleration of any time period relating to the exercise of the SAR, (ii) provide for payment to the Grantee of cash or other property with a Fair Market Value equal to the amount that would have been received upon the exercise or payment of the SAR had the SAR been exercised or paid upon the change in control, (iii) adjust the terms of the SAR in a manner determined by the Committee to reflect the change in control, (iv) cause the SAR to be assumed, or new rights substituted therefor, by another entity, or (v) make such other provision as the Committee may consider equitable to Grantee and in the best interests of the Company.

7. SAR Not Transferable. This SAR is not transferable by the Grantee otherwise than by will or the laws of descent and distribution, and is exercisable, during the Grantee’s lifetime, only by the Grantee. The naming of a Designated Beneficiary does not constitute a transfer.

8. Termination of Employment or Engagement. If the Grantee’s status as an employee or consultant of the Company or an Affiliate is terminated for any reason (voluntary or involuntary), (i) this SAR shall not thereafter become exercisable as to any additional shares and (ii) if the period of exercisability for this SAR following such termination has not been specified by the Board, the vested portion of this SAR shall remain exercisable (to the extent not previously exercised) for ninety (90) calendar days after the day on which the Participant’s employment or engagement is terminated, whereupon this SAR shall terminate; except that -

(a) If the Grantee is on military, sick leave or other leave of absence approved by the Company, his or her employment or engagement with the Company will be treated as continuing intact if the period of such leave does not exceed ninety

(90) days, or, if longer, so long as the Grantee’s right to reemployment or the survival of his or her service arrangement with the Company is guaranteed either by statute or by contract; otherwise, the Grantee’s employment or engagement will be deemed to have terminated on the 91st day of such leave.

(b) If the Grantee’s employment is terminated by reason of his or her retirement from the Company at normal retirement age, each SAR then held by the Grantee, to the extent exercisable at retirement, may be exercised by the Grantee at any time within three (3) months after such retirement unless terminated earlier by its terms.

(c) If the Grantee’s employment or engagement is terminated by reason of his or her death, each SAR then held by the Grantee, to the extent exercisable at the date of death, may be exercised at any time within one year after that date (unless terminated earlier by its terms) by the person(s) to whom the Grantee’s stock rights hereunder pass by will or by the applicable laws of descent and distribution.

(d) If the Grantee’s employment or engagement is terminated by reason of his or her becoming permanently and totally disabled, each SAR then held by the Grantee, to the extent exercisable upon the occurrence of permanent and total disability, may be exercised by the Grantee at any time within one (1) year after such occurrence unless terminated earlier by its terms. For purposes hereof, an individual shall be deemed to be “permanently and totally disabled” if he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. Any determination of permanent and total disability shall be made in good faith by the Company on the basis of a report signed by a qualified physician.

9. Compliance with Securities Laws. It shall be a condition to the Grantee’s right to exercise this SAR that the Company may, in its discretion, require that such steps, if any, as counsel for the Company shall consider necessary to comply with any law applicable to such exercise shall have been taken by the Company or the Grantee, or both. The certificates representing any shares issuable upon exercise of this SAR may contain such legends as counsel for the Company shall consider necessary to comply with any applicable law.

10. Payment of Taxes. The Grantee shall pay to the Company, or make provision satisfactory to the Committee for payment of, any taxes required by law to be withheld with respect to the exercise of this SAR no later than the date of the event creating the tax liability. The Company and its Affiliates may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind due to the Grantee. In the Committee’s discretion, the minimum tax obligations required by law to be withheld with respect to the exercise of the SAR may be paid in whole or in part in shares of Common Stock valued at their Fair Market Value on the date of retention.

Adopted: February 10, 2000

FORM OF NONSTATUTORY STOCK OPTION CERTIFICATE

No.	Shares

PARAMETRIC TECHNOLOGY CORPORATION

2000 Equity Incentive Plan

Nonstatutory Stock Option Certificate

Director Grant

Parametric Technology Corporation (the “Company”), a Massachusetts corporation, hereby grants to the person named below an option to purchase shares of Common Stock, $0.01 par value, of the Company (the “Option”) under and subject to the Company’s 2000 Equity Incentive Plan (the “Plan”) exercisable on the terms and conditions set forth below and those attached hereto and in the Plan:

Name of Optionholder:	_______________________________
Address:	_______________________________
_______________________________

Social Security No.	_______________________________

Number of Shares:	_____________________
Option Price:	_____________________
Date of Grant:	_____________________

Exercisability Schedule: After	, 20 , as to shares,
after	, 20 , as to additional shares,
after	, 20 , as to additional shares, and
after	, 20 , as to additional shares.

Expiration Date:	_____________________

This Option shall not be treated as an Incentive Stock Option under section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

By acceptance of this Option, the Optionholder agrees to the terms and conditions set forth above and those attached hereto and in the Plan.

OPTIONHOLDER	PARAMETRIC TECHNOLOGY CORPORATION

By:	By:
Name:
Title:

PARAMETRIC TECHNOLOGY CORPORATION 2000 EQUITY INCENTIVE PLAN

Nonstatutory Stock Option Terms and Conditions

1. Plan Incorporated by Reference. This Option is issued pursuant to the terms of the Plan and may be amended as provided in the Plan. Capitalized terms used and not otherwise defined in this certificate have the meanings given to them in the Plan. This certificate does not set forth all of the terms and conditions of the Plan, which are incorporated herein by reference. The Committee administers the Plan and its determinations regarding the operation of the Plan are final and binding. Copies of the Plan may be obtained upon written request without charge from the Legal Department of the Company.

2. Option Price. The price to be paid for each share of Common Stock issued upon exercise of the whole or any part of this Option is the Option Price set forth on the face of this certificate.

3. Exercisability Schedule. This Option may be exercised at any time and from time to time for the number of shares and in accordance with the exercisability schedule set forth on the face of this certificate, but only for the purchase of whole shares. This Option may not be exercised as to any shares after the Expiration Date. This Option may be terminated by the Company before the Expiration Date as permitted by the Plan.

4. Method of Exercise. To exercise this Option, the Optionholder shall deliver written notice of exercise to the Company specifying the number of shares with respect to which the Option is being exercised accompanied by payment of the Option Price for such shares in cash, by certified check or in such other form, including, to the extent then permitted by the Committee, shares of Common Stock of the Company valued at their Fair Market Value on the date of delivery or a payment commitment of a financial or brokerage institution, as the Committee may approve. Promptly following such notice, the Company will deliver to the Optionholder a certificate representing the number of shares with respect to which the Option is being exercised.

5. Directorship. The Grantee shall not be deemed to have any rights to continued service as a director of the Company by virtue of the grant of Restricted Stock. Neither the adoption, maintenance, nor operation of the Plan nor this Agreement shall confer upon the Grantee any right with respect to the continuance of his/her directorship of the Company or of any Affiliate.

6. Effect of Grant. Optionholder shall not earn any Options granted hereunder until such time as all the conditions set forth herein and in the Plan which are required to be met in order to exercise the Option have been fully satisfied.

7. Change of Control. In order to preserve the Optionholder’s rights under the Option in the event of a change in control of the Company (as defined by the Committee), In the event of a change in control, the Options granted hereunder shall become exercisable in full without regard to any installment restrictions on exercise imposed pursuant to the Plan or this option certificate; provided that, in the event the Change in Control involves a merger or consolidation of the Company with another corporation, the Board of Directors may in its discretion either (a) arrange to have the resulting or surviving corporation assume such outstanding options or issue substitute options therefor or (b) provide that each such outstanding option shall terminate upon the effectiveness of such merger or consolidation. The Committee in its discretion may at any time take one or more of the following actions: (i) provide for the acceleration of any time period relating to the exercise of the Option, (ii) provide for payment to the Optionholder of cash or other property with a Fair Market Value equal to the amount that would have been received upon the exercise or payment of the Option had the Option been exercised or paid upon the change in control, (iii) adjust the terms of the Option in a manner determined by the Committee to reflect the change in control, (iv) cause the Option to be assumed, or new rights substituted therefor, by another entity, or (v) make such other provision as the Committee may consider equitable to Optionholder and in the best interests of the Company.

8. Transferability. This Option may not be transferred by the Optionholder other than (i) to the extent permitted and in accordance with such procedures adopted by the Committee from time to time and (ii) by will or the laws of descent and distribution. The naming of a Designated Beneficiary does not constitute a transfer.

9. Termination of Directorship. If the Optionholder ceases to serve as a director of the Company for any reason (voluntary or involuntary), in the absence of any other provisions prescribed in the vote granting any option under the Plan or thereafter, such option, shall (i) not thereafter vest or become exercisable as to any additional shares and (ii) the vested portion thereof shall remain exercisable (to the extent not previously exercised) for seven (7) months after the day on which the directorship is terminated, whereupon such option, shall terminate; except that if the Optionholder ceases to serve as a director of the Company by reason of his or her death, each option then held by the Optionholder, to the extent vested at the date of death, may be exercised at any time within one year after that date (unless terminated earlier by its terms) by the person(s) to whom the Optionholder’s rights pass by will or by the applicable laws of descent and distribution.

10. Compliance with Securities Laws. It shall be a condition to the Optionholder’s right to purchase shares of Common Stock hereunder that the Company may, in its discretion, require (a) that the shares of Common Stock reserved for issuance upon the exercise of this Option shall have been duly listed, upon official notice of issuance, upon any national securities exchange or automated quotation system on which the Company’s Common Stock may then be listed or quoted, (b) that either (i) a registration statement under the Securities Act of 1933 with respect to the shares shall be in effect, or (ii) in the opinion of counsel for the Company, the proposed purchase shall be exempt from registration under that Act and the Optionholder shall have made such undertakings and agreements with the Company as the Company may reasonably require, and (c) that such other steps, if any, as counsel for the Company shall consider necessary to comply with any law applicable to the issue of such shares by the Company shall have been taken by the Company or the Optionholder, or both. The certificates representing the shares purchased under this Option may contain such legends as counsel for the Company shall consider necessary to comply with any applicable law.

11. Payment of Taxes. The Optionholder shall pay to the Company, or make provision satisfactory to the Committee for payment of, any taxes required by law to be withheld with respect to the exercise of the Option no later than the date of the event creating the tax liability. The Company and its Affiliates may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind due to the Optionholder. In the Committee’s discretion, the minimum tax obligations required by law to be withheld with respect to the exercise of the Option may be paid in whole or in part in shares of Common Stock, including shares retained from the exercise of the Option, valued at their Fair Market Value on the date of retention.

Adopted: February 10, 2000

FORM OF RESTRICTED STOCK AGREEMENT

PARAMETRIC TECHNOLOGY CORPORATION

2000 Equity Incentive Plan

Restricted Stock Agreement

Director Grant

Grantee: Date:

Number of Shares of Restricted Stock:

Vesting Criteria: As to          % of such shares on [insert relevant milestone, e.g., date, performance goal, etc.],

as to          % on                     , 20  ,

as to          % on                     , 20  , and

as to          % on                     , 20  .

AGREEMENT dated as of the date set forth above between Parametric Technology Corporation, a Massachusetts corporation (the “Company”), and the undersigned (the “Grantee”), pursuant to the Company’s 2000 Equity Incentive Plan (the “Plan”), receipt of a copy of which is hereby acknowledged by the Grantee. Capitalized terms used and not otherwise defined in this Agreement have the meanings given to them in the Plan.

WHEREAS the Grantee is a director of the Company and the Company desires to reward such individual for his or her services rendered to the Company by affording him or her the opportunity to acquire, or increase, his or her stock ownership in the Company.

NOW, THEREFORE, in consideration of the premises the parties hereto mutually covenant and agree as follows:

1.	Grant of Restricted Stock. Pursuant to the Plan and subject to the restrictions and the terms and conditions set forth therein, which terms and conditions are incorporated herein by reference, and in this Agreement, the Company grants to the Grantee and the Grantee accepts the number of shares of Common Stock, $0.01 par value, of the Company set forth above (the “Restricted Stock”). The term “Restricted Stock” shall include any additional shares of stock of the Company issued on account of the foregoing shares by reason of stock dividends, stock splits or recapitalizations (whether by way of mergers, consolidations, combinations or exchanges of shares or the like).

2.	Restrictions on Stock.

(a) Until the termination of restrictions as provided in Section 3 hereof, the Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered except as provided in this Agreement.

(b) No rights or interests of the Grantee under this Agreement or under the Plan may be assigned, encumbered or transferred other than (i) to the extent permitted and in accordance with such procedures adopted by the Committee from time to time and (ii) by will or the laws of descent and distribution. The naming of a Designated Beneficiary does not constitute a transfer.

(c) If the Grantee ceases to serve as a director of the Company for any reason (voluntary or involuntary), in the absence of any other provisions prescribed in the vote granting any restricted stock under the Plan or thereafter, such restricted stock, to the extent remaining subject to restrictions, shall immediately be forfeited to the Company subject to the Company reimbursing the Consideration (if any) paid for the restricted shares to the Non-Employee Director, or to such person(s) to whom the Non-Employee Director’s rights pass by will or by the applicable laws of descent and distribution in the case the Non-Employee Director ceases to serve as a director of the Company by reason of his or her death.

3.	Termination of Restrictions. The shares of Restricted Stock shall be divided into the number of separate parts set forth above under “Vesting Criteria,” and the restrictions set forth in Section 2 hereof shall terminate in accordance with such Vesting Criteria (with any fractional share resulting being added to the next part), so that the restrictions on all such shares shall have terminated when all Vesting Criteria have been met, if at all. The achievement of any of the Vesting Criteria (other than the passage of time) shall be determined by the Committee in its sole discretion.

4.	Rights as Stockholder. Except for the restrictions and other limitations and conditions provided in this Agreement, the Grantee as owner of the Restricted Stock shall have all the rights of a stockholder, including but not limited to the right to receive all dividends paid on such Restricted Stock and the right to vote such Restricted Stock.

5.	Stock Certificates. Each certificate issued for shares of Restricted Stock shall be registered in the name of the Grantee and deposited by the Grantee, together with a stock power endorsed in blank, with the Company and shall bear the following (or a similar) legend:

“The transferability of this certificate and the shares of stock represented hereby are subject to the terms, conditions and restrictions (including forfeiture) contained in a Plan and an Agreement between the registered owner and Parametric Technology Corporation. A copy of such Plan and Agreement will be furnished to the holder of this certificate upon written request and without charge.”

Upon the termination of the restrictions imposed under this Agreement as to any shares of Restricted Stock, the Company shall return to the Grantee (or to such Grantee’s legal representative, beneficiary or heir) certificates, without a legend, for the shares of Common Stock deposited with it pursuant to this Section 5 as to which the restrictions have been terminated.

6.	Tax Withholding. The Grantee shall pay to the Company, or make provision satisfactory to the Committee for payment of, any taxes required by law to be withheld with respect to the Restricted Stock no later than the date of the event creating the tax liability. The Company and its Affiliates may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind due to the Grantee. In the Committee’s discretion, the minimum tax obligations required by law to be withheld with respect to the Restricted Stock may be paid in whole or in part in shares of Common Stock valued at their Fair Market Value on the date of delivery.

7.	Securities and Other Laws. It shall be a condition to the Grantee’s right to receive the shares of Restricted Stock hereunder that the Company may, in its discretion, require (a) that the shares of Restricted Stock shall have been duly listed, upon official notice of issuance, upon any national securities exchange or automated quotation system on which the Company’s Common Stock may then be listed or quoted, (b) that either (i) a registration statement under the Securities Act of 1933, as amended (the “Act”), with respect to the shares shall be in effect, or (ii) in the opinion of counsel for the Company, the proposed issuance and delivery of the shares to the Grantee shall be exempt from registration under the Act and the Grantee shall have made such undertakings and agreements with the Company as the Company may reasonably require, and (c) that such other steps, if any, as counsel for the Company shall consider necessary to comply with any law applicable to the issue of such shares by the Company shall have been taken by the Company or the Grantee, or both. The certificates representing the shares of Restricted Stock may contain such legends as counsel for the Company shall consider necessary to comply with any applicable law.

8.	Adjustment in Provisions. In the event that there are any changes in the outstanding Common Stock of the Company by reason of stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares or other such transaction affecting the Company’s Common Stock, the divisions of shares of Restricted Stock into parts, the provisions for termination of restrictions on parts of Restricted Stock, and any other relevant portions of this Agreement shall be appropriately adjusted by the Committee, if necessary, to reflect equitably such change or changes.

9.	Change in Control. In order to preserve Grantee’s rights under this Agreement in the event of a change in control of the Company (as defined by the Committee), unless otherwise provided for in the vote granting such restricted stock, all restrictions remaining on any restricted stock (other than any restrictions the lapse of which is based on factors other than continued service) granted to Non-Employee Directors under the Plan shall lapse without regard to any vesting criteria imposed pursuant to the Plan or any restricted stock agreement. The Committee in its discretion may at any time take one or more of the following actions: (i) provide for the acceleration of any time period relating to the termination of restrictions set forth in Section 2 hereof, (ii) provide for payment to Grantee of cash or other property with a Fair Market Value equal to the amount that would have been received upon the termination of restrictions set forth in Section 2 hereof had such restrictions terminated upon the change in control, provided such amount would not otherwise have been received by Grantee because of the restrictions set forth in Section 2, (iii) adjust the terms of this Agreement in a manner determined by the Committee to reflect the change in control, (iv) cause the Agreement to be assumed, or new rights substituted therefor, by another entity, or (v) make such other provision as the Committee may consider equitable to Grantee and in the best interests of the Company.

10.	Notice of Election Under Section 83(b). If the Grantee makes an election under Section 83(b) of the Internal Revenue Code of 1986, as amended, and the regulations and rulings promulgated thereunder, he or she will provide a copy thereof to the Company within thirty days of the filing of such election with the Internal Revenue Service.

11.	Amendments. The Committee may amend, modify or terminate this Agreement, including substituting therefor another Award of the same or a different type, provided that Grantee’s consent to such action shall be required, unless the Committee determines that the action, taking into account any related action, would not materially and adversely affect Grantee.

12.	Directorship. The Grantee shall not be deemed to have any rights to continued service as a director of the Company by virtue of the grant of Restricted Stock. Neither the adoption, maintenance, nor operation of the Plan nor this Agreement shall confer upon the Grantee any right with respect to the continuance of his/her directorship of the Company or of any Affiliate.

13.	Decisions by Committee. Any dispute or disagreement that shall arise under, or as a result of, or pursuant to this Agreement shall be resolved by the Committee in its absolute and sole discretion, and any such resolution or any other determination by the Committee under, or pursuant to, this Agreement and any interpretation by the Committee of the terms of this Agreement or the Plan shall be final, binding, and conclusive on all persons affected thereby.

14.	Notices. Any notice that either party hereto shall be required or permitted to give to the other shall be in writing and may be delivered personally, by facsimile or by mail, postage prepaid, addressed as follows: to the Company at 128 Technology Drive, Waltham, Massachusetts 02453: Attention Chief Financial Officer (copy to General Counsel, Legal Department), or at such other address as the Company by notice to the Grantee may designate in writing from time to time, and to the Grantee at his or her address as shown below or at such other address as the Grantee, by notice to the Corporate Counsel of the Company, may designate in writing from time to time.

15.	Copies of the Plan. Copies of the Plan may be obtained by Grantee upon written request without charge from the Corporate Counsel of the Company.

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Grantee has hereunto set his or her hand, all as of the day and year first above written.

PARAMETRIC TECHNOLOGY CORPORATION

By
Name:
Title:

GRANTEE

Name:
Address:

FORM OF STOCK APPRECIATION RIGHT CERTIFICATE

No.	Shares

PARAMETRIC TECHNOLOGY CORPORATION

2000 Equity Incentive Plan

Stock Appreciation Right Certificate

Director Grant

Parametric Technology Corporation (the “Company”), a Massachusetts corporation, hereby grants to the person named below a stock appreciation right (“SAR”) under and subject to the Company’s 2000 Equity Incentive Plan (the “Plan”) on the following terms and conditions set forth below and those attached hereto and in the Plan:

Name of Grantee:	_______________________________
Address:	_______________________________
_______________________________

Social Security No.	_______________________________

Number of Shares:	_______________________________

Date of Grant:	_______________________________

Exercise Price:	_______________________________

Vesting Schedule:	Upon [insert milestone, e.g., date, performance goal, etc.]	, as to %,
	upon	, as to %,
	upon	, as to %, and
	upon	, as to %.

Expiration Date:	_______________________________

By acceptance of this SAR, the Grantee agrees to the terms and conditions set forth above and those attached hereto and in the Plan.

GRANTEE	PARAMETRIC TECHNOLOGY CORPORATION

By:	By:
Name:
Title:

PARAMETRIC TECHNOLOGY CORPORATION 2000 EQUITY INCENTIVE PLAN

Stock Appreciation Right Terms And Conditions

1.	Plan Incorporated by Reference. The SAR is granted pursuant to the terms of the Plan and may be amended as provided in the Plan. Capitalized terms used and not otherwise defined in this certificate have the meanings given to them in the Plan. This certificate does not set forth all of the terms and conditions of the Plan, which are incorporated herein by reference. The Committee administers the Plan and its determinations regarding the operation of the Plan are final and binding. Copies of the Plan may be obtained upon written request without charge from the Legal Department of the Company.

2.	Exercisability Schedule. This SAR may be exercised at any time and from time to time with respect to the number of shares and in accordance with the exercisability schedule set forth on the face of this certificate. This SAR may not be exercised as to any shares after the Expiration Date.

3.	Method of Exercise. The Grantee may exercise this SAR by delivering written notice of exercise to the Company specifying the number of shares with respect to which the SAR is being exercised. Promptly following such notice, the Company will pay to the Grantee an amount which is equal to the excess of the Fair Market Value of a share of Common Stock on the date of exercise over the Exercise Price. Such amount may be paid to the Grantee in cash, Common Stock or other securities of the Company, Awards or other property, at the election of the Company.

4.	Directorship. The Grantee shall not be deemed to have any rights to continued service as a director of the Company by virtue of the grant of Restricted Stock. Neither the adoption, maintenance, nor operation of the Plan nor this Agreement shall confer upon the Grantee any right with respect to the continuance of his/her directorship of the Company or of any Affiliate.

5.	Effect of Grant. Grantee shall not have the right to exercise this SAR with respect to any shares of Common Stock until such time as all the conditions set forth herein and in the Plan which are required to be met in order to exercise the SAR have been fully satisfied.

6.	Change of Control. In order to preserve the Grantee’s rights under this SAR in the event of a change in control of the Company (as defined by the Committee), all outstanding stock appreciation rights granted hreeunder shall become exercisable in full without regard to any installment restrictions on exercise imposed pursuant to the Plan, any stock appreciation right certificate or the foregoing resolutions; provided that, in the event the Change in Control involves a merger or consolidation of the Company with another corporation, the Board of Directors may in its discretion either (a) arrange to have the resulting or surviving corporation assume such outstanding stock appreciation rights or issue substitute rights therefor or (b) provide that each such outstanding stock appreciation right shall terminate upon the effectiveness of such merger or consolidation. The Committee in its discretion may at any time take one or more of the following actions: (i) provide for the acceleration of any time period relating to the exercise of the SAR, (ii) provide for payment to the Grantee of cash or other property with a Fair Market Value equal to the amount that would have been received upon the exercise or payment of the SAR had the SAR been exercised or paid upon the change in control, (iii) adjust the terms of the SAR in a manner determined by the Committee to reflect the change in control, (iv) cause the SAR to be assumed, or new rights substituted therefor, by another entity, or (v) make such other provision as the Committee may consider equitable to Grantee and in the best interests of the Company.

7.	Transferability. This SAR may not be transferred by the Grantee other than (i) to the extent permitted and in accordance with such procedures adopted by the Committee from time to time and (ii) by will or the laws of descent and distribution. The naming of a Designated Beneficiary does not constitute a transfer.

8.	Termination of Directorship. That, if a Non-Employee Director of the Company ceases to serve as a director of the Company for any reason (voluntary or involuntary), in the absence of any other provisions prescribed in the vote granting any stock appreciation right under the Plan or thereafter, such right, shall (i) not thereafter vest or become exercisable as to any additional shares and (ii) the vested portion thereof shall remain exercisable (to the extent not previously exercised) for seven (7) months after the day on which the directorship is terminated, whereupon such right shall terminate; except that if a Non-Employee Director ceases to serve as a director of the Company by reason of his or her death, each such right then held by the Non-Employee Director, to the extent vested at the date of death, may be exercised at any time within one year after that date (unless terminated earlier by its terms) by the person(s) to whom the Non-Employee Director’s rights pass by will or by the applicable laws of descent and distribution.

9.	Compliance with Securities Laws. It shall be a condition to the Grantee’s right to exercise this SAR that the Company may, in its discretion, require that such steps, if any, as counsel for the Company shall consider necessary to comply with any law applicable to such exercise shall have been taken by the Company or the Grantee, or both. The certificates representing any shares issuable upon exercise of this SAR may contain such legends as counsel for the Company shall consider necessary to comply with any applicable law.

10.	Payment of Taxes. The Grantee shall pay to the Company, or make provision satisfactory to the Committee for payment of, any taxes required by law to be withheld with respect to the exercise of this SAR no later than the date of the event creating the tax liability. The Company and its Affiliates may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind due to the Grantee. In the Committee’s discretion, the minimum tax obligations required by law to be withheld with respect to the exercise of the SAR may be paid in whole or in part in shares of Common Stock valued at their Fair Market Value on the date of retention.

Adopted: February 10, 2000